Exhibit 10.2

CEDAR ADVANCE LLC

5401 Collins Avenue CU-9A

Miami Beach, FL 33140 (786) 605-8900

reconciliations@cedaradvance.com

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 10/07/2024 by and between CEDAR ADVANCE LLC (“CEDAR”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”).

Merchant’s Legal Name: LA ROSA HOLDINGS CORP. / La Rosa Coaching, LLC / La Rosa CRE, LLC / La Rosa Realty, LLC / La Rosa Property Management, LLC D/B/A/: LA ROSA Fed ID #: [*] Type of Entity: ☒ Corporation ☐ Limited Liability Company ☐ Partnership ☐ Sole Proprietorship Business Address: 1420 Celebration Blvd., 2nd Floor City: Celebration State: FL Zip: 34747 Contact Address: 420 Celebration Blvd., 2nd Floor City: Celebration State: FL Zip: 34747 E-mail Address: ___________ Phone Number: ________________

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$425,000.00
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$616,250.00
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	12%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$403,750.00

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

$102,500.00
Initial Estimated Payment This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.	$15,400.00
per WEEK

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1.  Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to CEDAR (making CEDAR the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to CEDAR. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by CEDAR, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of CEDAR and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for CEDAR and that each Merchant will hold Receivables in trust for CEDAR in its capacity as a fiduciary for CEDAR.

The Receivables Purchased Amount shall be paid to CEDAR by each Merchant irrevocably authorizing only one depositing account acceptable to CEDAR (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as CEDAR receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes CEDAR to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide CEDAR with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). CEDAR is not responsible for any overdrafts or rejected transactions that may result from CEDAR’s ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by CEDAR exceeds the amount of the Purchase Price, CEDAR will be permitted not treat any amount collected under this Agreement as profit for taxation and accounting purposes.

2.  Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to CEDAR for the following fees, where applicable:

A.  $21,250.00 - to cover underwriting, the ACH debit program, and expenses related to the procurement and initiation of the transactions encompassed by this Agreement. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by CEDAR is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives CEDAR notice no more than one business day in advance that the Account will have insufficient funds to be debited by CEDAR and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by CEDAR or may be collected in addition to any other payment collected by CEDAR under this Agreement.

D. Blocked Account/Default - $2,500.00 - If an Event of Default has taken place under Section 30.

E. UCC Fee - $195.00 – to cover CEDAR filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F. $               - legal compliance with applicable disclosure laws and regulations. This will be deducted from payment of the Purchase Price.

G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of CEDAR’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3.  Estimated Payments. Instead of debiting the Specified Percentage of Merchant’s Receivables, CEDAR may instead debit $15,400.00 (“Estimated Payment”) from the Account every WEEK. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage, subject to reconciliation.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

4.  Reconciliations. Any Merchant may contact CEDAR’s Reconciliation Department to request that CEDAR conduct a reconciliation in order to ensure that the amount that CEDAR has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to CEDAR or by sending an e-mail to reconciliations@cedaradvance.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any and all bank statements covering the period from the date of this Agreement through the date of the request for a reconciliation as well as Merchant’s account reports showing transactions in the month to date, or other documents or reports available to Merchant for verification of its revenues, or , if available, the login and password for the Account. Once, notified of a request for reconciliation, CEDAR will instruct it’s ACH processor to pause ACH debits from Merchant’s account until the reconciliation process is complete. CEDAR will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. CEDAR may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and CEDAR will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that CEDAR collected more than it was entitled to, then CEDAR will credit to the Account all amounts to which CEDAR was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that CEDAR collected less than it was entitled to, then CEDAR will debit from the Account all additional amounts to which CEDAR was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. For the avoidance of doubt, in the event Merchant desires reconciliation it shall be Merchant’s sole responsibility to initiate the reconciliation process in this Section 4. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

5.  Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to CEDAR, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide CEDAR and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize CEDAR and/or its agent(s) to deduct the amounts owed to CEDAR for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to CEDAR by permitting CEDAR to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent CEDAR’s written consent until the Receivables Purchased Amount has been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.

6.  Term of Agreement. The term of this Agreement is indefinite and shall continue until CEDAR receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, and 52 shall survive any termination of this Agreement.

7.  Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to CEDAR under this Agreement are being made in the ordinary course of each Merchant’s business.

8.  Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes CEDAR and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to CEDAR any bank or financial statements, tax returns, and other documents and records, as CEDAR deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. CEDAR is authorized to update such information and financial profiles from time to time as it deems appropriate.

9.  Monitoring, Recording, and Electronic Communications. CEDAR may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between CEDAR and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for CEDAR to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

CEDAR may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives CEDAR permission to call or send a text message to any telephone number given to CEDAR in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives CEDAR permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that CEDAR will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that CEDAR has no liability for any such charges.

10.  Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of CEDAR’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. CEDAR may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to CEDAR. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize CEDAR, its agents and representatives, and any credit-reporting agency engaged by CEDAR, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to CEDAR under this Agreement or for CEDAR’s ability to determine any Merchant’s eligibility to enter into any future agreement with CEDAR. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to CEDAR under the Fair Credit Reporting Act, authorizing CEDAR to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes CEDAR to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to CEDAR under the Fair Credit Reporting Act, authorizing CEDAR to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes CEDAR to obtain such information in accordance with a merchant cash advance application.

11.  Transactional History. Each Merchant authorizes its bank to provide CEDAR with its banking and/or credit card processing history.

12.  Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by CEDAR for monies owed to CEDAR from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by CEDAR.

13.  No Liability. In no event will CEDAR be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

14.  Sale of Receivables. Each Merchant and CEDAR agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from CEDAR to any Merchant. CEDAR is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in CEDAR not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. CEDAR has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to CEDAR in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Merchant and each Guarantor acknowledges that CEDAR does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

15.  Power of Attorney. Each Merchant irrevocably appoints CEDAR as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to CEDAR for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints CEDAR as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to CEDAR from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above; (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to CEDAR; and (iv) to file any claims or take any action or institute any proceeding which CEDAR may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

16.  Protections Against Default. The following Protections 1 through 6 may be invoked by CEDAR, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. CEDAR may enforce the provisions of the Guarantee against Guarantor. Protection 3. CEDAR may enforce its security interest in the Collateral identified in Section 29.

Protection 4. CEDAR may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. CEDAR may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. CEDAR will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to CEDAR of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to CEDAR an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints CEDAR and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to CEDAR as contemplated by this Section.

17.  Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes CEDAR to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against CEDAR or any of its affiliates relating to any (i) investigation undertaken by or on behalf of CEDAR as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

18.  Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by CEDAR, including this Agreement and any other CEDAR documents (collectively, “Confidential Information”) are proprietary and confidential information of CEDAR. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of CEDAR to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

19. D/B/As. Each Merchant hereby acknowledges and agrees that CEDAR may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between CEDAR and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to CEDAR, and future statements which will be furnished hereafter at the request of CEDAR, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise CEDAR of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without CEDAR’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to CEDAR or change any place(s) of its business without giving prior written notice to CEDAR.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of CEDAR, other than any for which CEDAR has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than CEDAR any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of CEDAR.

28. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

29. Security Interest. Upon an Event of Default, to secure each Merchant’s performance obligations to CEDAR under this Agreement and any future agreement with CEDAR, each Merchant hereby grants to CEDAR a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to CEDAR under any other agreement between any Merchant or Guarantor and CEDAR (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as CEDAR deems necessary to perfect or maintain CEDAR’s first priority security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes CEDAR to file any financing statements deemed necessary by CEDAR to perfect or maintain CEDAR’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to CEDAR with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with CEDAR’s rights. Each Merchant shall be liable for and CEDAR may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by CEDAR in protecting, preserving, and enforcing CEDAR’s security interest and rights. Each Merchant further acknowledges that CEDAR may use another legal name and/or D/B/A or an agent when designating the Secured Party when CEDAR files the above-referenced financing statement(s).

30. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to CEDAR proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant causes any ACH debit to the Account by CEDAR to be blocked or stopped without providing any advance written notice to CEDAR with an alternative method for CEDAR to collect the blocked or stopped payment, which notice may be given by e-mail to reconciliations@cedaradvance.com;

(3) Any Merchant intentionally prevents CEDAR from collecting any part of the Receivables Purchased Amount; or

(4) Any Merchant causes any ACH debit to the Account by any person or entity other than CEDAR to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide CEDAR with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to reconciliations@cedaradvance.com.

31. Remedies. In case any Event of Default occurs and is not waived, CEDAR may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of CEDAR in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by CEDAR after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, CEDAR may elect that Merchant(s) be required to pay to CEDAR 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by CEDAR in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”) and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to CEDAR’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

32. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of CEDAR, which consent may be withheld in CEDAR’s sole discretion. CEDAR may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by CEDAR, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or CEDAR) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between CEDAR and such assignee (the “Assignment Agreement”), have the rights and obligations of CEDAR under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, CEDAR’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, CEDAR may disclose all information that CEDAR has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon CEDAR’s request.

33. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant and each Guarantor must set its spam or junk mail filter to accept e-mails sent by reconciliations@cedaradvance.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

34. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of Florida, that the Purchase Price is being paid by CEDAR in the State of Florida, that the Receivables Purchased Amount is being delivered to CEDAR in the State of Florida, and that the State of Florida has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between CEDAR and each Merchant, and the relationship between CEDAR and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws. Each Merchant represents that it does not have a principal place of business located in the Commonwealth of Virginia and that therefore the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement. Each Merchant agrees that the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California.

35. Venue and Forum Selection. This Agreement, and any dispute arising out of or relating to this Agreement or the parties’ relationship, shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflicts of law. Any suit, action, or proceeding arising out of or relating to this Agreement or the transaction contemplated herein or the interpretation, performance, or breach hereof, shall be instituted in any state court sitting in the State of Florida (the “Acceptable Forums”), provided that CEDAR may institute suit in another forum. Merchant, each Guarantor and each Owner agree that the Acceptable Forums are convenient to them, and submit to the personal jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue in the Acceptable Forums. Should a proceeding be initiated by Merchant, any Guarantor or any Owner in any other forum, Merchant, each Guarantor and each Owner waives any right to oppose any motion or application made by CEDAR to dismiss such proceeding, to remove and/or transfer the proceeding to an Acceptable Forum, and for an anti-suit injunction against such proceeding (which CEDAR may make in the Acceptable Forums). ADDITIONALLY, MERCHANT, EACH OWNER AND EACH GUARANTOR WAIVE PERSONAL SERVICE OF ANY SUMMONS AND/OR COMPLAINT OR OTHER PROCESS TO COMMENCE ANY LITIGATION AND AGREE THAT SERVICE OF SUCH DOCUMENTS SHALL BE EFFECTIVE AND COMPLETE IF SENT BY PRIORITY MAIL OR FIRST CLASS MAIL TO THE MAILING ADDRESS(ES) SET FORTH FOR MERCHANT ABOVE, AND EMAILED TO THE EMAIL ADDRESS, LISTED ON PAGE 1 OF THIS AGREEMENT OR THE UPDATED MAILING AND EMAIL ADDRESS IN ACCORDANCE WITH PARAGRAPH 33. SERVICE SHALL BE EFFECTIVE AND COMPLETE 5 DAYS AFTER THE MAILING. MERCHANT WILL THEN HAVE 30 CALENDAR DAYS AFTER SERVICE IS COMPLETE IN WHICH TO APPEAR IN THE ACTION OR PROCEEDING.

36. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

37. Counterclaim Waiver. In any litigation or arbitration commenced by CEDAR, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

38. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against CEDAR within one year after its accrual will be time barred. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any objection by any of them to the jurisdiction of an arbitrator or to the arbitrability of the dispute and any application made by any of them to stay an arbitration initiated against any of them by CEDAR will be time barred if made more than 20 days after receipt of the demand for arbitration.

39. Costs and Legal Fees. If an Event of Default occurs or CEDAR prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay CEDAR’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

40. Prejudgment and Postjudgment Interest. If CEDAR becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then CEDAR will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

41. Class Action Waiver. CEDAR, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

42. Arbitration. CEDAR HAS THE RIGHT TO REQUEST THAT ANY DISPUTE, CONTROVERSY OR CLAIM BETWEEN CEDAR AND MERCHANT, ANY GUARANTOR OR ANY OWNER, WHETHER ARISING OUT OF OR RELATING TO THE CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT OR OTHERWISE (INCLUDING WITHOUT LIMITATION CLAIMS FOR FRAUD, MISREPRESENTATION, INTENTIONAL TORT, NEGLIGENT TORT OR UNDER ANY LOCAL, STATE OR FEDERAL STATUTE OR RULE), BE SUBMITTED TO ARBITRATION BEFORE EITHER (I) THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL RULES, OR (II) MEDIATION AND CIVIL ARBITRATION INC. D/B/A RAPIDRULING (WWW.RAPIDRULING.COM) IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES. THE ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT. THE ARBITRATION SHALL BE DEEMED TO BE LOCATED IN MIAMI-DADE COUNTY, FLORIDA, REGARDLESS OF THE LOCATION OF THE PARTIES OR ARBITRATOR. TO THE EXTENT PERMITTED BY THE ARBITRATOR RULES, THE ARBITRATION PROCEEDINGS SHALL PROCEED VIRTUALLY OR REMOTELY AND SHALL NOT REQUIRE THE PARTIES TO APPEAR IN-PERSON. ALL QUESTIONS CONCERNING ARBITRATRABILITY OF ANY DISPUTE SHALL BE DECIDED BY THE ARBITRATOR. CEDAR MAY DEMAND THAT SUCH DISPUTE BE SUBMITTED TO ARBITRATION EITHER BY (I) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ALL OTHER PARTIES IN ACCORDANCE WITH THE NOTICE PROVISION IN PARAGRAPH 33 OF THIS AGREEMENT, OR (II) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO THE ATTORNEY OF RECORD FOR MERCHANT, ANY GUARANTOR OR ANY OWNER WHO HAS BROUGHT ANY ACTION OR PROCEEDING BEFORE ANY COURT OR TRIBUNAL AGAINST CEDAR. INITIALLY, THE PARTIES WILL SPLIT THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE. IF CEDAR PREVAILS IN ARBITRATION, THE ARBITRATOR MAY AWARD TO CEDAR ITS ATTORNEYS’ FEES (IN ACCORDANCE WITH PARAGRAPH 39 OF THIS AGREEMENT) AND SHARE OF THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE. MERCHANT, ANY GUARANTOR AND ANY OWNER MAY OPT OUT OF THIS ARBITRATION PROVISION BY SENDING CEDAR A NOTICE THAT HE, SHE OR IT DOES NOT WANT THIS PROVISION TO APPLY IN ACCORDANCE WITH PARAGRAPH 33 WITHIN 14 DAYS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

43. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to CEDAR by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by CEDAR demonstrating that CEDAR was provided with notice of a change in the Contact Address.

44. Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

45. Waiver. No failure on the part of CEDAR to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

46. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to CEDAR by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of CEDAR. Each Merchant and each Guarantor acknowledge that CEDAR is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify CEDAR and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that CEDAR does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

47. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

48. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

49. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

50. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

51. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

52. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By:	Joseph La Rosa		/s/ Joseph La Rosa
	(Print Name)	(Print Title)	(Signature)

SS#	Driver License Number

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

SS#	Driver License Number

Approved for CEDAR ADVANCE LLC by:

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

~~G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 10/07/2024, of the Standard Merchant Cash Advance Agreement, dated 10/07/2024 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between CEDAR ADVANCE LLC (CEDAR) and LA ROSA HOLDINGS CORP. / La Rosa Coaching, LLC / La Rosa CRE, LLC / La Rosa Realt (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to CEDAR in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.~~

~~G2. Communications. CEDAR may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives CEDAR permission to call or send a text message to any telephone number given to CEDAR in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives CEDAR permission to communicate such information to them by e- mail. Each Guarantor agrees that CEDAR will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that CEDAR has no liability for any such charges.~~

~~G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then CEDAR may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross-Collateral CEDAR may hold pursuant to this Guarantee or any other agreement or guarantee. CEDAR does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) CEDAR’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to CEDAR. In addition, CEDAR may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to CEDAR; (ii) if there is more than one Merchant, release a Merchant from its obligations to CEDAR such that at least one Merchant remains obligated to CEDAR; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to CEDAR under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.~~

~~G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.~~

~~G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of Florida, that the Purchase Price is being paid by CEDAR in the State of Florida, that the Receivables Purchased Amount is being delivered to CEDAR in the State of Florida, and that the State of Florida has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between CEDAR and each Merchant, and the relationship between CEDAR and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws.~~

I have read and agree to the terms and conditions set forth above:

Name:	Joseph La Rosa	Title:	Date:	10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

~~G6. Venue and Forum Selection. This Agreement, and any dispute arising out of or relating to this Agreement or the parties’ relationship, shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflicts of law. Any suit, action, or proceeding arising out of or relating to this Agreement or the transaction contemplated herein or the interpretation, performance, or breach hereof, shall be instituted in any state court sitting in the State of Florida (the “Acceptable Forums”), provided that CEDAR may institute suit in another forum. Merchant, each Guarantor and each Owner agree that the Acceptable Forums are convenient to them, and submit to the personal jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue in the Acceptable Forums. Should a proceeding be initiated by Merchant, any Guarantor or any Owner in any other forum, Merchant, each Guarantor and each Owner waives any right to oppose any motion or application made by CEDAR to dismiss such proceeding, to remove and/or transfer the proceeding to an Acceptable Forum, and for an anti-suit injunction against such proceeding (which CEDAR may make in the Acceptable Forums). ADDITIONALLY, MERCHANT, EACH OWNER AND EACH GUARANTOR WAIVE PERSONAL SERVICE OF ANY SUMMONS AND/OR COMPLAINT OR OTHER PROCESS TO COMMENCE ANY LITIGATION AND AGREE THAT SERVICE OF SUCH DOCUMENTS SHALL BE EFFECTIVE AND COMPLETE IF SENT BY PRIORITY MAIL OR FIRST CLASS MAIL TO THE MAILING ADDRESS(ES) SET FORTH FOR MERCHANT ABOVE, AND EMAILED TO THE EMAIL ADDRESS, LISTED ON PAGE 1 OF THIS AGREEMENT OR THE UPDATED MAILING AND EMAIL ADDRESS IN ACCORDANCE WITH PARAGRAPH 33. SERVICE SHALL BE EFFECTIVE AND COMPLETE 5 DAYS AFTER THE MAILING. MERCHANT WILL THEN HAVE 30 CALENDAR DAYS AFTER SERVICE IS COMPLETE IN WHICH TO APPEAR IN THE ACTION OR PROCEEDING.~~

~~G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with CEDAR.~~

~~G8. Counterclaim Waiver. In any litigation or arbitration commenced by CEDAR, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.~~

~~G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against CEDAR within one year of its accrual will be time barred. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by CEDAR will be time barred if made more than 20 days after receipt of the demand for arbitration.~~

~~G10. Costs and Legal Fees. If an Event of Default occurs or CEDAR prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and/or Guarantor must pay CEDAR’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.~~

~~G11. Prejudgment and Postjudgment Interest. If CEDAR becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then CEDAR will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.~~

~~G12. Class Action Waiver. CEDAR, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.~~

I have read and agree to the terms and conditions set forth above:

Name:	Joseph La Rosa	Title:	Date:	10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

~~G13. Arbitration. CEDAR HAS THE RIGHT TO REQUEST THAT ANY DISPUTE, CONTROVERSY OR CLAIM BETWEEN CEDAR AND MERCHANT, ANY GUARANTOR OR ANY OWNER, WHETHER ARISING OUT OF OR RELATING TO THE CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT OR OTHERWISE (INCLUDING WITHOUT LIMITATION CLAIMS FOR FRAUD, MISREPRESENTATION, INTENTIONAL TORT, NEGLIGENT TORT OR UNDER ANY LOCAL, STATE OR FEDERAL STATUTE OR RULE), BE SUBMITTED TO ARBITRATION BEFORE EITHER (I) THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL RULES, OR (II) MEDIATION AND CIVIL ARBITRATION INC. D/B/A RAPIDRULING (WWW.RAPIDRULING.COM) IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES. THE ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT. THE ARBITRATION SHALL BE DEEMED TO BE LOCATED IN MIAMI-DADE COUNTY, FLORIDA, REGARDLESS OF THE LOCATION OF THE PARTIES OR ARBITRATOR. TO THE EXTENT PERMITTED BY THE ARBITRATOR RULES, THE ARBITRATION PROCEEDINGS SHALL PROCEED VIRTUALLY OR REMOTELY AND SHALL NOT REQUIRE THE PARTIES TO APPEAR IN-PERSON. ALL QUESTIONS CONCERNING ARBITRATRABILITY OF ANY DISPUTE SHALL BE DECIDED BY THE ARBITRATOR. CEDAR MAY DEMAND THAT SUCH DISPUTE BE SUBMITTED TO ARBITRATION EITHER BY (I) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ALL OTHER PARTIES IN ACCORDANCE WITH THE NOTICE PROVISION IN PARAGRAPH 35 OF THIS AGREEMENT, OR (II) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO THE ATTORNEY OF RECORD FOR MERCHANT, ANY GUARANTOR OR ANY OWNER WHO HAS BROUGHT ANY ACTION OR PROCEEDING BEFORE ANY COURT OR TRIBUNAL AGAINST CEDAR. INITIALLY, THE PARTIES WILL SPLIT THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE. IF CEDAR PREVAILS IN ARBITRATION, THE ARBITRATOR MAY AWARD TO CEDAR ITS ATTORNEYS’ FEES (IN ACCORDANCE WITH PARAGRAPH 39 OF THIS AGREEMENT) AND SHARE OF THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE. MERCHANT, ANY GUARANTOR AND ANY OWNER MAY OPT OUT OF THIS ARBITRATION PROVISION BY SENDING CEDAR A NOTICE THAT HE, SHE OR IT DOES NOT WANT THIS PROVISION TO APPLY IN ACCORDANCE WITH PARAGRAPH 33 WITHIN 14 DAYS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT.~~

~~G14. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to CEDAR by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by CEDAR demonstrating that CEDAR was provided with notice of a change in the Contact Address.~~

~~G15. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.~~

~~G16. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, and G20 shall survive any termination of this Guarantee.~~

I have read and agree to the terms and conditions set forth above:

Name:	Joseph La Rosa	Title:	Date:	10/07/2024

STANDARD MERCHANT CASH ADVANCE AGREEMENT

~~G17. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.~~

~~G18. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.~~

~~G19. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.~~

~~G20. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.~~

~~THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.~~

~~EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE~~

GUARANTOR (#1)

By:	Joseph La Rosa
	(Print Name)	(Signature)

SS#	Driver License Number

GUARANTOR (#2)

By:
	(Print Name)	(Signature)

SS#	Driver License Number

STANDARD MERCHANT CASH ADVANCE AGREEMENT

BANK INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize CEDAR ADVANCE LLC to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

CEDAR ADVANCE LLC will require viewing access to your bank account each business day.

CEDAR ADVANCE LLC will also require viewing access to your bank account, prior to funding, as part of our underwriting process.

Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower case letters.

Name of bank:	[*]

Name of account:	La Rosa Holdings

Account number:	[*]	Routing number:	[*]

Bank portal website:

Username:

Password:

Security Question/Answer 1:

Security Question/Answer 2:

Security Question/Answer 3:

Any other information necessary to access your account:

If you have any questions please feel free to contact us directly at 786-605-8900.

I have read and agree to the terms and conditions set forth above:

/s/ Joseph La Rosa
Name:	Joseph La Rosa	Title: __________	Date: 10/07/2024

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Addendum, dated 10/7/2024, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 10/7/2024, between CEDAR ADVANCE LLC (“CEDAR”) and LA ROSA HOLDINGS CORP. / La Rosa Coaching, LLC / La Rosa CRE, LLC / La Rosa Realty, LLC / La Rosa Property Management, LLC (“Merchant”).

Merchant(s) instruct CEDAR to pay up to $301,250.00 of the Purchase Price set forth in the Agreement to CEDAR instead of to Merchant(s). The balance of the Purchase Price will be paid to Merchant(s).

Additional comments:

FOR THE MERCHANT/OWNER (#1)

By:	Joseph La Rosa	/s/ Joseph La Rosa
	(Print Name and Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name and Title)	(Signature)

PURCHASED AMOUNT ADDENDUM

This addendum is made as of 10/07/2024 (the “Addendum”) to the Agreement for the Purchase and Sale of Future Receipts between CEDAR ADVANCE LLC (the “Buyer”) and THE (the “Seller”) LA ROSA HOLDINGS CORP., Dated 10/07/2024 (the “Agreement”)

Buyer and Seller are sometimes referred to herein collectively as the “parties” and each as a “Party”. Whereas, the Parties desire to add certain terms to the Agreement.

In consideration of the above promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree and add terms to the Agreement as follows,

Purchased amount shall be defined as : $510,000.00 if Seller delivers the Future Receipts within 30 calendar days of the Purchase Price being paid by the Buyer

Purchased amount shall be defined as : $535,500.00 if Seller delivers the Future Receipts within 60 calendar days of the Purchase Price being paid by the Buyer

SELLER:	LA ROSA HOLDINGS CORP.

NAME:	JOSEPH LA ROSA

SIGNATURE:	/s/ Joseph La Rosa